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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                August 12, 2003
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


    Nevada                      000-28761                 88-0380546
------------------       -------------------------     --------------------
(State or Other          (Commission File Number)        (IRS Employer
Jurisdiction of                                        Identification No.)
Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida                  33433
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    (Address of Principal Executive Offices)                       (Zip Code)


                                 (561) 393-0605
              (Registrant's telephone number, including area code)


                            ------------------------
             (Former Name or Address, if Changed Since Last Report)

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Item 1(b). Changes in Control of Registrant.

JAG Media Holding, Inc. (the "Company") is filing herewith as Exhibit 10.3 a corrected execution copy of that certain Asset Purchase Agreement, dated August 12, 2003, among the Company, Vertex Interactive, Inc., XeQute Solutions PLC, and XeQute Solutions, Inc., which is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 10.3 Asset Purchase Agreement, dated August 12, 2003, by and among the Company, Vertex Interactive, Inc., XeQute Solutions PLC and XeQute Solutions, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JAG Media Holdings, Inc.


Date: August 20, 2003             By:      /s/ Gary Valinoti
                                        -----------------------
                                        Name: Gary Valinoti
                                        Title: Chief Executive Officer




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                                INDEX TO EXHIBITS
Exhibit
 No.       Description                                                    Page
--------   ------------                                                   ----
  10.3     Asset Purchase Agreement, dated August 12, 2003, by
           and among the Company, Vertex Interactive, Inc.,
           XeQute Solutions PLC and XeQute Solutions, Inc.                 5


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